SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – September 11, 2006

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH	45043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 11, 2006 AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the start-up of a new large diameter stainless steel tubing line at the Walbridge, Ohio plant of AK Tube LLC, its wholly-owned subsidiary. Installation of the resistance-weld tube mill and associated equipment are part of a previously-announced $8.5 million capital project to increase production capacity at AK Tube. The new mill is housed in an existing 330,000 square foot facility at the Walbridge plant.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit:

99.1	Press Release issued on September 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: September 12, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on September 11, 2006